PROMISSORY NOTE


    $150,000.00                                           Dated October 17, 1997
    Principal Amount                                            State of Arizona

          This Promissory Note is hereby entered into on the 17th day of October, 1997 by and between Auto Network USA, Inc., an Arizona corporation having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona 85260 AND Jeff Erskine, an individual residing at 26031 N. Palomino Trail, Scottsdale, Arizona 85255, both personally and for and on behalf of Auto Network USA, Inc., AND Mike Stuart, an individual residing at 9118 E. Topeka Dr., Scottsdale, Arizona 85255, AND John Carrante, an individual, residing at 9634 N. 120th Street, Scottsdale, Arizona 85259, hereinafter referred to as the BORROWERS, AND,
          Mark Moldenhauer whose address is 13215 Braun Road, Golden, Colorado 8040 1, hereinafter referred to as the LENDER.
          Borrowers hereby jointly and severally promise to pay to the order of Mark Moldenhauer the sum of One hundred FIFTY thousand dollars ($150,000-00), together with interest thereon at the rate of twelve percent (I 2%) per annum on the unpaid balance. Said sum shall be paid as follows:
          Interest payments of one thousand five hundred dollars ($1,500.00) payable in arrears on the ]7th day of each month beginning November 17, 1997; and,
          The principal amount of $150,000.00 shall be payable on November 17, 1999 unless such termination of this Note shall occur in which case all principal amount shall become immediately due and payable.
        This note may be prepaid,  in full, at any time,  without  penalty.  The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note. Lender shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
          This Note shall be immediately due and payable upon the failure to make any payment due herein and/or upon the resignation or removal of Mr. Stuart as a Director of Auto Network USA, Inc..
          In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Lender. Default interest shall be at eighteen percent (I 8%) per annum.
          The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully

   PROMISSORY Note PAGE 2

   paid and waive demand, Presentment and Protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, their indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be cons ' trued, governed and enforced in accordance with the laws of the State(*first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.

   Signed in the presence of-


/S/ DEBBIE STUART                                 /S/ JEFF ERSKINE
Witness                                               AutoNetwork USA, Inc.
                                                      Jeff Erskine,
President

                       INDIVIDUAL BORROWERS AND GUARANTORS
        We the undersigned jointly and severally guaranty the prompt and punctual payment of all moneys due under the aforesaid note and agree to remain bound until fully paid.

Signed in the presence of:

/S/ DEBBIE STUART                               /S/ JEFF ERSKINE
Witness                                         Jeff Erskine,  Individual
Guarantor

/S/ DEBBIE STUART                               /S/ MIKE STUART
Witness                                         Mike Stuart, Individual
Guarantor


/S/ DEBBIE STUART                               /S/ JOHN CARRANTE
Witness                                         John Carrante, Individual
Guarantor

                                 PROMISSORY NOTE



  $300,000.00                                           Dated: January 15,  1998
  Principal Amount                                              State of Arizona

        This Promissory Note is hereby entered into on the 15th day of January, 1998 by and between Auto Network USA, Inc., an Arizona corporation having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona 85260, AND,
        Mark Moldenhauer, whose address is 13215 Braun Road, Golden, Co 8040 1, hereinafter referred to as the LENDER.
        Borrowers hereby jointly and severally promise to pay to the order of Mark Moldenhauer the sum of three hundred thousand dollars ($300,000.00), together with interest thereon at the rate of twelve percent (I 2%) per annum on the unpaid balance. Said sum shall be paid as follows:
        Interest payments of three thousand hundred dollars ($3,000.00) payable in arrears on the ]5th day of each month beginning February 15, 1998, and,
        The principal amount of $300,000.00 shall be payable on January 15, 1999 unless such termination of this Note shall occur in which case all principal amount shall become immediately due and payable.
        This Note replaces the Note between the parties dated December 15, 1997. This note may be prepaid, in full, at any time, without penalty. The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note.
  Pinnacle shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
        At the Lender's sole option, at any time, this Note shall be convertible into Auto Network USA, Inc. common stock at a rate of $0. 1 0 per share. Said conversion extend for the term of thirty days after the ten-n of this Note. This Note and option is transferable at the Lender's sole discretion.
        In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Pinnacle. Default interest shall be at eighteen percent (I 8%) per annum.
        The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully

  PROMISSORY NOTE PAGE 2


  paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed INSTRUMENT AND SHALL BE CONSTRUED, GOVERNED AND ENFORCED IN accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.


Signed in the presence of:


/S/  JEFF ERSKINE                         /S/ MIKE STUART
Witness                                   Auto Network USA, Inc.
Jeff Erskine                                    Mike Stuart, President

                             SECURED PROMISSORY NOTE


$102,000.00                               Dated March 31, 1998
Principal Amount                          State of Arizona


      This Promissory Note is hereby entered into on the 31st day of March, 1998 by and between Auto Network USA, Inc., an Arizona corporation having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona 85260, hereinafter referred to as the BORROWER, AND
      Mark Moldenhauer whose address is 13215 Braun Road, Golden, Colorado 80401, hereinafter referred to as the LENDER.
      Borrower hereby promises to pay to the order of Mark Moldenhauer the sum of One Hundred Two Thousand Dollars ($102,000.00), together with interest thereon at the rate of twelve percent (12%) per annum on the unpaid balance. Said sum shall be paid as follows:
      The principal amount of $102,000.00 and interest in the amount of $1,020.00 for a total of $103,020.00 shall be due and payable on April 30, 1998 unless such termination of this Note shall occur in which case all principal amount shall become immediately due and payable.
      This note may be prepaid, in full, at any time, without penalty. This Note may be extended at the option of the Lender on a month to month basis with prior written approval.
      The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note. Lender shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
      This Note shall be immediately due and payable upon the failure to make any payment due herein and/or upon the resignation or removal of Mr.
Stuart as a Director of Auto Network USA, Inc..
      In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Lender. Default interest shall be at eighteen percent (18%) per annum.
      The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully

PROMISSORY NOTE PAGE 2

paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.

Signed in the presence of:

/S/DEBBIE STUART                          /S/ MIKE STUART
Witness                             Auto Network USA, Inc.
                                    Mike Stuart, President

                             SECURED PROMISSORY NOTE


$300,000.00                               Dated April 7, 1998
Principal Amount                                State of Arizona


      This Promissory Note is hereby entered into on the 7th day of April, 1998 by and between Auto Network USA, Inc., an Arizona corporation having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona 85260, hereinafter referred to as the BORROWER, AND
      Mark Moldenhauer whose address is 13215 Braun Road, Golden, Colorado 8040 1, hereinafter referred to as the LENDER.
      Borrower hereby promises to pay to the order of Mark Moldenhauer the sum of Three Hundred Thousand Dollars ($300,000.00), together with interest thereon at the rate of twelve percent (12%) per annum on the unpaid balance.
Said sum shall be paid as FOLLOWS:
      The principal amount of $300,000.00 and interest in the amount of $3,000.00 for a total of $303,000 shall be due and payable on May 7, 1998 unless such termination of this Note shall occur in which case all principal amount shall become immediately due and payable.
      This note may be prepaid, in full, at any time, without penalty. This Note may be extended at the option of the Lender on a month to month basis with prior written approval.
      The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note. Lender shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
      This Note shall be immediately due and payable upon the failure to make any payment due herein and/or upon the resignation or removal of Mr. Stuart as a Director of Auto Network USA, Inc..
      In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Lender. Default interest shall be at eighteen percent (I 8%) per annum.
      The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully

  PROMISSORY NOTE PAGE 2

paid and waive demand, presentment and protest and all notices thereto and ' further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.


Signed in the presence of:



/S/ ROGER BUTTERWICK                                  /S/ MIKE STUART
Witness                                         Auto Network USA, Inc.
                                                Mike Stuart, President